Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data
Non-performing assets (1)

	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
	(Dollars in thousands)
Non-accrual loans	$9,082	$6,629	$8,184	$8,410	$8,542
Loans 90 days or more past due and still accruing interest	-	-	-	-	-
Total non-performing loans	9,082	6,629	8,184	8,410	8,542
Other real estate and repossessed assets	1,689	1,647	1,643	2,150	2,368
Total non-performing assets	$10,771	$8,276	$9,827	$10,560	$10,910

As a percent of Portfolio Loans
Non-performing loans	0.37%	0.32%	0.41%	0.43%	0.47%
Allowance for loan losses	0.95	1.11	1.12	1.11	1.14
Non-performing assets to total assets	0.33	0.30	0.35	0.38	0.41
Allowance for loan losses as a percent of non-performing loans	258.80	348.03	275.99	255.39	241.00

(1)	Excludes loans classified as “trouble debt restructured” that are not past due.

Troubled debt restructurings (“TDR”)

	June 30, 2018
	Commercial	Retail		Total
	(In thousands)
Performing TDR’s	$7,792	$50,313		$58,105
Non-performing TDR’s(1)	245	3,112	(2)	3,357
Total	$8,037	$53,425		$61,462

	December 31, 2017
	Commercial	Retail		Total
	(In thousands)
Performing TDR’s	$7,748	$52,367		$60,115
Non-performing TDR’s(1)	323	4,506	(2)	4,829
Total	$8,071	$56,873		$64,944

(1)	Included in non-performing assets table above.
(2)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for loan losses

	Six months ended June 30,

	2018		2017
	Loans	Unfunded Commitments	Loans	Unfunded Commitments

	(Dollars in thousands)
Balance at beginning of period	$22,587	$1,125	$20,234	$650
Additions (deductions)
Provision for loan losses	965	-	224	-
Recoveries credited to allowance	1,860	-	1,786	-
Loans charged against the allowance	(1,908)	-	(1,658)	-
Additions included in non-interest expense	-	(77)	-	240
Balance at end of period	$23,504	$1,048	$20,586	$890

Net loans charged against the allowance to average Portfolio Loans	0.00%		(0.02)%

Capitalization

	June 30, 2018	December 31, 2017
	(In thousands)
Subordinated debentures	$39,354	$35,569
Amount not qualifying as regulatory capital	(1,224)	(1,069)
Amount qualifying as regulatory capital	38,130	34,500
Shareholders’ equity
Common stock	389,195	324,986
Accumulated deficit	(42,898)	(54,054)
Accumulated other comprehensive loss	(9,214)	(5,999)
Total shareholders’ equity	337,083	264,933
Total capitalization	$375,213	$299,433

Non-Interest Income

	Three months ended			Six months ended
	June 30, 2018	March 30, 2018	June 30, 2017	June 30,
				2018	2017
	(In thousands)
Service charges on deposit accounts	$3,095	$2,905	$3,175	$6,000	$6,184
Interchange income	2,504	2,246	2,005	4,750	3,927
Net gains (losses) on assets
Mortgage loans	3,255	2,571	3,344	5,826	5,915
Securities	9	(173)	(34)	(164)	(7)
Mortgage loan servicing, net	1,235	2,221	(158)	3,456	667
Investment and insurance commissions	483	438	467	921	935
Bank owned life insurance	220	256	240	476	493
Other	1,514	1,249	1,407	2,763	2,671
Total non-interest income	$12,315	$11,713	$10,446	$24,028	$20,785

Capitalized Mortgage Loan Servicing Rights

	Three months ended June 30,		Six months ended June 30,
	2018	2017	2018	2017
	(In thousands)
Balance at beginning of period	$17,783	$14,727	$15,699	$13,671
Change in accounting	-	-	-	542
Balance at beginning of period, as adjusted	17,783	14,727	15,699	14,213
Servicing rights acquired	3,047	-	3,047	-
Originated servicing rights capitalized	1,155	1,019	2,210	1,797
Change in fair value	(137)	(1,231)	892	(1,495)
Balance at end of period	$21,848	$14,515	$21,848	$14,515

Mortgage Loan Activity

	Three months ended			Six months ended
	June 30, 2018	March 30, 2018	June 30, 2017	June 30,
				2018	2017
	(Dollars in thousands)
Mortgage loans originated	$226,264	$158,967	$235,087	$385,231	$393,168
Mortgage loans sold	115,299	106,343	104,714	221,642	184,405
Net gains on mortgage loans	3,255	2,571	3,344	5,826	5,915
Net gains as a percent of mortgage loans sold (“Loan Sales Margin”)	2.82%	2.42%	3.19%	2.63%	3.21%
Fair value adjustments included in the Loan Sales Margin	0.57	0.11	0.32	0.35	0.27

Non-Interest Expense

	Three months ended			Six months ended
	June 30, 2018	March 30, 2018	June 30, 2017	June 30,
				2018	2017
	(In thousands)
Compensation	$9,574	$8,930	$8,707	$18,504	$18,379
Performance-based compensation	3,150	2,783	2,138	5,933	4,131
Payroll taxes and employee benefits	3,145	2,755	2,535	5,900	5,017
Compensation and employee benefits	15,869	14,468	13,380	30,337	27,527
Occupancy, net	2,170	2,264	1,920	4,434	4,062
Data processing	2,251	1,878	1,937	4,129	3,874
Merger related expenses	3,082	174	-	3,256	-
Furniture, fixtures and equipment	1,019	967	1,005	1,986	1,982
Communications	704	680	678	1,384	1,361
Loan and collection	692	677	670	1,369	1,083
Interchange expense	661	598	292	1,259	575
Advertising	543	441	519	984	1,025
Legal and professional fees	456	378	389	834	826
FDIC deposit insurance	250	230	202	480	400
Amortization of intangible assets	295	86	86	381	173
Supplies	178	165	159	343	331
Credit card and bank service fees	106	96	136	202	327
Provision for loss reimbursement on sold loans	20	11	20	31	51
Costs (recoveries) related to unfunded lending commitments	37	(114)	130	(77)	240
Net (gains) losses on other real estate and repossessed assets	(4)	(290)	91	(294)	102
Other	1,432	1,426	1,147	2,858	2,391
Total non-interest expense	$29,761	$24,135	$22,761	$53,896	$46,330

Average Balances and Tax Equivalent Rates

	Three Months Ended June 30,
		2018			2017
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$2,442,159	$29,606	4.86%	$1,779,916	$19,919	4.49%
Tax-exempt loans (1)	6,897	85	4.94	3,037	46	6.08
Taxable securities	401,102	2,720	2.71	503,863	2,781	2.21
Tax-exempt securities (1)	69,325	559	3.23	88,731	783	3.53
Interest bearing cash	28,187	66	0.94	32,193	53	0.66
Other investments	16,312	199	4.89	15,543	239	6.17
Interest Earning Assets	2,963,982	33,235	4.49	2,423,283	23,821	3.94
Cash and due from banks	31,564			30,649
Other assets, net	172,650			144,673
Total Assets	$3,168,196			$2,598,605

Liabilities
Savings and interest-bearing checking	$1,241,700	1,011	0.33	$1,058,768	316	0.12
Time deposits	603,833	2,198	1.46	468,705	1,162	0.99
Other borrowings	100,754	914	3.64	68,511	563	3.30
Interest Bearing Liabilities	1,946,287	4,123	0.85	1,595,984	2,041	0.51
Non-interest bearing deposits	855,829			712,132
Other liabilities	31,454			30,394
Shareholders’ equity	334,626			260,095

Total liabilities and shareholders’ equity	$3,168,196			$2,598,605
Net Interest Income		$29,112			$21,780

Net Interest Income as a Percent of Average Interest Earning Assets			3.93%			3.60%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21% in 2018 and 35% in 2017.
(2)	Annualized

Average Balances and Tax Equivalent Rates

	Six Months Ended June 30,
		2018			2017
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$2,252,492	$52,945	4.72%	$1,733,225	$39,743	4.61%
Tax-exempt loans (1)	4,526	104	4.63	3,549	98	5.57
Taxable securities	411,619	5,355	2.60	512,586	5,535	2.16
Tax-exempt securities (1)	73,810	1,162	3.15	83,417	1,481	3.55
Interest bearing cash	30,531	148	0.98	49,356	166	0.68
Other investments	15,930	447	5.66	15,543	438	5.68
Interest Earning Assets	2,788,908	60,161	4.33	2,397,676	47,461	3.98
Cash and due from banks	31,848			32,212
Other assets, net	152,912			149,306
Total Assets	$2,973,668			$2,579,194

Liabilities
Savings and interest-bearing checking	$1,168,747	1,562	0.27	$1,052,973	599	0.11
Time deposits	584,167	3,934	1.36	475,409	2,322	0.98
Other borrowings	82,920	1,488	3.62	56,823	1,033	3.67
Interest Bearing Liabilities	1,835,834	6,984	0.77	1,585,205	3,954	0.50
Non-interest bearing deposits	807,504			708,363
Other liabilities	30,531			29,772
Shareholders’ equity	299,799			255,854
Total liabilities and shareholders’ equity	$2,973,668			$2,579,194

Net Interest Income		$53,177			$43,507

Net Interest Income as a Percent of Average Interest Earning Assets			3.83%			3.65%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21% in 2018 and 35% in 2017.
(2)	Annualized

Commercial Loan Portfolio Analysis as of June 30, 2018

	Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non- performing	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$10,835	$70	$-	$70	0.6%
Land Development	15,181	-	-	-	0.0
Construction	35,697	6,431	2,401	8,832	24.7
Income Producing	365,672	2,895	-	2,895	0.8
Owner Occupied	352,478	15,266	165	15,431	4.4
Total Commercial Real Estate Loans	$779,863	$24,662	2,566	$27,228	3.5

Other Commercial Loans	$327,124	$20,997	323	$21,320	6.5
Total non-performing commercial loans			$2,889

Commercial Loan Portfolio Analysis as of December 31, 2017

	Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non- performing	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$8,559	$60	$9	$69	0.8%
Land Development	9,685	-	-	-	0.0
Construction	51,733	-	-	-	0.0
Income Producing	289,799	1,590	30	1,620	0.6
Owner Occupied	258,888	11,491	170	11,661	4.5
Total Commercial Real Estate Loans	$618,664	$13,141	209	$13,350	2.2

Other Commercial Loans	$234,596	$19,109	437	$19,546	8.3
Total non-performing commercial loans			$646